EXHIBIT 10.1
EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT, dated as of December 11, 2013 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 5, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BARCLAYS BANK PLC and REGIONS CAPITAL MARKETS, as joint lead arrangers and bookrunners (in such capacity, the “Arrangers”), REGIONS BANK, as syndication agent (in such capacity, the “Syndication Agent”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, UBS SECURITIES LLC and U.S. BANK NATIONAL ASSOCIATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower has requested an increase in the Total Revolving Credit Commitments under the Credit Agreement in the amount of $70,000,000 to an aggregate amount equal to $175,000,000;
WHEREAS, the Lenders identified on Annex A hereto (the “Increasing Lenders”) may increase the amount of their Revolving Credit Commitment in accordance with the terms thereof by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement substantially in the form of Exhibit B hereto (a “Revolving Credit Commitment Increase Supplement”);
WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to such amendments solely upon the terms and conditions provided for in this Amendment.
NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2.    Amendments to Section 1.1 of the Credit Agreement (Defined Terms).

(1)  Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions and substituting in lieu therefor the following new definitions in the appropriate alphabetical order:

“Additional Borrowing Base Properties”: any property acquired after the First Amendment Effective Date by the Borrower and its Subsidiaries and approved by the Supermajority Lenders in accordance with Section 5.3.
“Borrowing Base Properties”: subject to a release of a Borrowing Base Property pursuant to Section 5.4, (a) on the First Amendment Effective Date, the Mortgage Secured Borrowing Base Properties listed on Annex B to the First Amendment, Hampton Inn & Suites Exeter and Residence Inn Washington, D.C., and (b) after the First Amendment Effective Date, the Mortgage Secured Borrowing Base Properties, together with any Additional Borrowing Base Properties added to the Borrowing Base in accordance with Section 5.3, including Hampton Inn & Suites Exeter and Residence Inn Washington, D.C.
“Borrowing Base Value”: for each Borrowing Base Property at any time, (a) with respect to any Borrowing Base Property, subject to clause (b) below, the lesser of (i) 55% of the MAI “as-is” appraised value of such Borrowing Base Property set forth in the most recent Appraisal for such Borrowing Base Property and (ii) the Debt Service Coverage Amount for such Borrowing Base Property as at such time; provided that, the Borrowing Base Value for any Restricted Borrowing Base Property shall be determined pursuant to clause (i) above, and (b) with respect to Residence Inn Washington, D.C. for the period of four full fiscal quarters after the First Amendment Effective Date, 55% of the MAI “as-is” appraised value of such Borrowing Base Property set forth in the most recent Appraisal for such Borrowing Base Property.
“Replacement Mortgage Secured Borrowing Base Property”: any property acquired after the First Amendment Effective Date which is added to the Borrowing Base as a replacement for any Mortgage Secured Borrowing Base Property to be released from the Borrowing Base pursuant to Section 5.4, as to which the Administrative Agent for the benefit of the Secured Parties shall have been granted a Lien pursuant to one or more Mortgages subject to, with respect to the Material Mortgage Recording Tax Mortgaged Properties, Section 6.18.
“Revolving Credit Termination Date”: November 5, 2016, as such date may be extended pursuant to Section 2.6.
(a)    Section 1.1 of the Credit Agreement is hereby further amended by adding the following clause to the end of the definition “Eligible Borrowing Base Property”:
“Notwithstanding anything to the contrary in any provision elsewhere in this Agreement, any Real Property (other than a Replacement Mortgaged Secured Borrowing Base Property) to be added to the Borrowing Base on or after the First Amendment Effective Date, shall not be required to satisfy the conditions described in clauses (e), (f), (h)(iii) (subject to the delivery of a recent title search reasonably satisfactory to the Administrative Agent), (h)(vi), (h)(xi) (solely with respect to a Subordination Agreement and Blocked Account Control Agreement) and (i) above.”

(b)    Section 1.1 of the Credit Agreement is hereby further amended by deleting the words “each Borrowing Base Property” and substituting in lieu therefor the words “each Mortgage Secured Borrowing Base Property” in the definitions of “Subordination Agreement” and “Title Insurance Policy”, each time such words appear.
(c)    Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in Section 1.1 in the appropriate alphabetical order:
“First Amendment”: the First Amendment to Amended and Restated Credit Agreement, dated as of December 11, 2013.
“First Amendment Effective Date”: December 11, 2013.
“Hampton Inn & Suites Exeter”: that certain 111 room hotel property located in Exeter, NH.
“Mortgage Secured Borrowing Base Properties”: the Real Property listed on Annex B to the First Amendment and each Replacement Mortgaged Secured Borrowing Base Property.
“New Borrowing Base Properties”: Hampton Inn & Suites Exeter and Residence Inn Washington, D.C.
“Residence Inn Washington, D.C.”: that certain 103 room hotel property located in Washington, D.C.
3.    Amendment to Section 2.6 of the Credit Agreement (Extension Revolving Credit Termination Date). Section 2.6(a) of the Credit Agreement is hereby amended by deleting clause (ii) of such Section and substituting lieu therefor the following new clause (ii): “(ii) the Revolving Credit Termination Date, as extended, shall not be later than November 5, 2017.”.
4.    Amendments to Section 2.23 of the Credit Agreement (Increases in Revolving Credit Commitments). Section 2.23 of the Credit Agreement is hereby amended by:
(a)    deleting the amount “$20,000,000” in clause (a) and substituting in lieu therefor the amount “$50,000,000”;
(b)    deleting the amount “$10,000,000” in clause (a)(x) and substituting in lieu therefor the amount “$5,000,000”;
(c)    deleting the amount “$115,000,000” in clause (a)(y) and substituting in lieu therefor the amount “$225,000,000”; and
(d)    deleting the parenthetical in clause (f) and inserting in lieu therefor the following:

“(including, without limitation, (i) all documentation referred to in Section 5.1(q) necessary to provide additional coverage in an amount equal to the related Revolving Offered Increase Amount and (ii) amendments to the Mortgages for each of the Mortgage Secured Borrowing Base Properties, to the extent necessary to reflect such Revolving Offered Increase Amount)”.
5.    Amendment to Section 5.3 of the Credit Agreement (Conditions to the Addition of a Borrowing Base Property). Section 5.3(b)(ii) of the Credit Agreement is hereby amended by adding the following proviso immediately before the word “, and” at the end of such Section:
“; provided that, notwithstanding anything to the contrary in any provision elsewhere in this Agreement, except with respect to any Mortgage Secured Borrowing Base Property that is replacing a Mortgage Secured Borrowing Base Property released pursuant to Section 5.3, no Additional Borrowing Base Property to be added to the Borrowing Base on or after the First Amendment Effective Date shall be required to meet the conditions described in clauses (e), (f), (h)(iii) (subject to the delivery of a recent title search reasonably satisfactory to the Administrative Agent), (h)(vi), (h)(xi) (solely with respect to a Subordination Agreement and Blocked Account Control Agreement) and (i) in the definition of “Eligible Borrowing Base Property”.
6.    Amendments to Section 5.4 of the Credit Agreement (Conditions to the Release of a Borrowing Base Property). Section 5.4 of the Credit Agreement is hereby amended by:
(a)    deleting the word “and” after the semi-colon in clause (f);
(b)    deleting the period at the end of clause (g) and substituting in lieu therefor “; and”; and
(c)     inserting the following new clause (h):
“(h)    the release of any Mortgage Secured Borrowing Base Property shall be subject to the grant of a first priority Lien in favor of the Administrative Agent on a replacement Eligible Borrowing Base Property which has a Borrowing Base Value equal to or greater than the Mortgage Secured Borrowing Base Property to be released, such lien to be granted substantially contemporaneously with the release of such Mortgage Secured Borrowing Base Property.”.
7.    Amendment to Section 6.10 of the Credit Agreement (Further Assurances). Section 6.10 of the Credit Agreement is hereby amended by deleting clauses (i) and (ii) in such Section and substituting in lieu therefor the following new clauses: “(i) an amendment to the Mortgage of each Mortgage Secured Borrowing Base Property reflecting an increase in coverage amount to the extent necessary with respect to such increase and (ii) an endorsement to the Title Insurance Policy for each Mortgage Secured Borrowing Base Property whose Mortgage has been recorded reflecting an increase in coverage amount to the extent necessary with respect to such increase, each in form and substance acceptable to the Administrative Agent.”.
8.    Amendment to Section 6.11 of the Credit Agreement (Appraisals). Section 6.11 of the Credit Agreement is hereby amended by deleting clause (c) in its entirety and substituting in lieu therefor the following new clause:
“(c)    The Administrative Agent shall receive an updated Appraisal for each Borrowing Base Property on or prior to each of (i) November 5, 2014 and (ii) November 5, 2016, if the Revolving Credit Termination Date has been extended pursuant to Section 2.6.”.
9.    Amendment to Section 7.2 of the Credit Agreement (Limitation on Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by deleting clause (f) in its entirety and substituting in lieu therefor the following new clause:
“(f)    unsecured Recourse Indebtedness of the REIT and any of its Subsidiaries other than any Borrowing Base Group Members (other than the REIT and the Borrower) which (i) shall mature at least one year after the Revolving Credit Termination Date and (ii) shall not exceed on any date of determination, an amount equal to 10% of Total Asset Value on such date at any one time outstanding;”.
10.    Conditions to Effectiveness. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) on which the following conditions shall have been satisfied:
(a)    Amendment Documents. The Administrative Agent shall have received:
(i)     this Amendment, executed and delivered by a duly authorized officer of each of the REIT, the Borrower and each of the Lenders;
(ii)    an Acknowledgment and Consent (the “Acknowledgment and Consent”) substantially in the form of Exhibit A attached hereto, duly executed and delivered by the REIT, the Borrower, the Guarantors and the Grantors (as defined in the Collateral Agreement); and
(iii)    a Revolving Credit Commitment Increase Supplement from each Increasing Lender in the amount specified in Annex A for such Increasing Lender.
(b)    New Borrowing Base Properties. The Administrative Agent and the Lenders shall have received each of the documents required by Section 5.3 of the Credit Agreement (after giving effect to this Amendment) with respect to each of the New Borrowing Base Properties.
(c)    Amendments to Mortgages. The Administrative Agent shall have received, with respect to each of the Mortgages for each Mortgage Secured Borrowing Base Property, to the extent deemed reasonably necessary by the Administrative Agent to reflect the Revolving Offered Increase Amount or as required by the Title Insurance Company to provide title insurance pursuant to Section 5.1(q) of the Credit Agreement, an amendment to such Mortgage executed and delivered by a duly authorized officer of the relevant Loan Party.
(d)    Fees. The Administrative Agent shall have received the following fees:
(i)    Amendment Fee. An amendment fee for the account of each Lender that executes and delivers to the Administrative Agent a signature page to this Amendment at or prior to 5:00 P.M., New York City time, on December 11, 2013 in an amount equal to 0.25% of the Revolving Credit Commitment of such Lender as of the First Amendment Effective Date (without giving effect to the any additional commitments of any Increasing Lenders).
(ii)    Upfront Fee. An upfront fee for the account of each Increasing Lender that delivers a Revolving Credit Increase Supplement on or prior to December 11, 2013 in an amount equal to 1.00% of the such Increasing Lender’s additional Revolving Credit Commitments.
(e)    Solvency Analysis. The Lenders shall have received a reasonably satisfactory solvency analysis certified by the chief financial officer of the REIT which shall document the solvency of the REIT and its Subsidiaries considered as a whole after giving effect to the transactions contemplated hereby.
(f)    Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statements or other filings or recordations should be made to evidence or perfect security interests in all assets of the Group Members, and such search shall reveal no liens on any of the assets of the Group Members, except for Liens permitted by Section 7.3 of the Credit Agreement.
(g)    Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the First Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments.
(h)    Revolving Credit Commitment Increase Certificate. The Administrative Agent shall have received a certificate signed by the Borrower and the REIT certifying (i) that each of the New Borrowing Base Properties is an Eligible Borrowing Base Property and (ii) as to those matters required by Section 2.23(f) of the Credit Agreement.
(i)    Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Hunton & Williams, LLP, counsel to the Group Members, in form and substance acceptable to the Administrative Agent. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.

(j)    Insurance. The satisfactory review of the amount, types and terms and conditions of all insurance maintained by the REIT, the Borrower and the Guarantors and their Subsidiaries in respect of the New Borrowing Base Properties; and the Lenders shall have received endorsements naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies to be maintained with respect to the properties of the Borrower, the REIT and their respective subsidiaries forming part of the Collateral.
(k)    USA PATRIOT Act. The Lenders shall have received, sufficiently in advance of the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.
(l)    No Litigation. There shall exist no action, suit, investigation or proceeding, pending or threatened, in any court or before any arbitrator or governmental authority that purports to affect the Loan Parties in a materially adverse manner or any transaction contemplated hereby, or that could reasonably be expected to have a Material Adverse Effect or a material adverse effect on any transaction contemplated hereby or on the ability of the Loan Parties to perform their obligations under the Loan Documents.
(m)    No Material Adverse Effect. No event or condition shall have occurred since December 31, 2011 which has or could reasonably be expected to have a Material Adverse Effect. No material adverse change in or material disruption of conditions in the market for syndicated bank credit facilities or the financial, banking or capital markets generally shall have occurred that, in the reasonable judgment of the Arrangers, would impair the syndication of the Loans.
(n)    Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the First Amendment Effective Date. Unless otherwise consented by the Administrative Agent, all such amounts shall be paid with proceeds of Loans made on the First Amendment Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the First Amendment Effective Date.
11.    Representations and Warranties. The REIT and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
(a)    Each of the Group Members has the corporate or other power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party. Each Group Member has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the consummation of the Amendment Documents or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent. Each Amendment Document has been duly executed and delivered on behalf of each Group Member that is a party thereto. Each Amendment Document and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) constitutes a legal, valid and binding obligation of each Group Member that is a party thereto, enforceable against each such Group Member in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    The execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or any Contractual Obligation of any Group Member and it will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
(c)    Each of the representations and warranties made by any Group Member herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, provided that, (x) to the extent that any such representation or warranty relates to a specific earlier date, they shall be true and correct as of such earlier date, and (y) to the extent that any such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.
(d)    The Borrower and the other Group Members have performed all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Group Members on or before the First Amendment Effective Date.
(e)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
12.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
13.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
14.    Miscellaneous. (1) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.
(a)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof’, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duty authorized officers as of the day and year first above written.

CHATHAM LODGING TRUST, as the REIT

By:
Name:
Title:

CHATHAM LODGING, L.P., as Borrower

By: Chatham Lodging Trust, its general partner

By:
Name:
Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as Administrative Agent

By:
Name:
Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

[LENDER],
as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ANNEX A

INCREASING LENDERS

Increasing Lender	Additional Commitment
Barclays Bank PLC	$17,529,411.75
Regions Bank	$18,794,117.65
Credit Agricole Corporate and Investment Bank	$13,235,294.12
U.S. Bank National Association	$20,470,588.24

Annex A

ANNEX B
MORTGAGE SECURED BORROWING BASE PROPERTIES

Homewood Boston Billerica	147 rooms
Homewood Minneapolis Mall of America	144 rooms
Homewood Nashville Brentwood	121 rooms
Homewood Dallas Market Center	137 rooms
Homewood Farmington Connecticut	121 rooms
Homewood Orlando Maitland	143 rooms
Hampton Inn & Suites Houston Medical Center	120 rooms
Residence Inn White Plains, NY	133 Rooms
Residence Inn Holtsville, NY	124 Rooms
Homewood Suites, Carlsbad	145 Rooms
Hampton Inn Portland Downtown	145 Rooms

Annex B

EXHIBIT A
TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ACKNOWLEDGMENT AND CONSENT
Reference is made to (i) the First Amendment to the Amended and Restated Credit Agreement, dated as of December 11, 2013 (the “First Amendment”), (ii) the Amended and Restated Credit Agreement, dated as of November 5, 2012, among CHATHAM LODGING TRUST, a Maryland real estate investment trust, CHATHAM LODGING, L.P., a Delaware limited partnership, the several banks and other financial institutions or entities from time to time parties thereto, BARCLAYS BANK PLC and REGIONS CAPITAL MARKETS, as joint lead arrangers and bookrunners, REGIONS BANK, as syndication agent, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, UBS SECURITIES LLC and U.S. BANK NATIONAL ASSOCIATION, as co-documentation agents, and BARCLAYS BANK PLC, as administrative agent (the “Credit Agreement”) and (iii) the Security Documents (as defined in the Credit Agreement) made by each of the signatories thereto, in favor of the Administrative Agent for the benefit of the Secured Parties. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Each of the undersigned parties to the Security Documents and the other Loan Documents hereby (a) consents to the transactions contemplated by the First Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Security Documents and the other Loan Documents are, and shall remain, in full force and effect after giving effect to the First Amendment.
THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES FOLLOW]

Exhibit A

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duty executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHATHAM LODGING TRUST

By:
Name:
Title:

CHATHAM LODGING, L.P., as Borrower

By: Chatham Lodging Trust, its general partner

By:
Name:
Title:

CHATHAM BILLERICA HS LLC

By:
Name:
Title:

CHATHAM BLOOMINGTON HS LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

CHATHAM BRENTWOOD HS LLC

By:
Name:
Title:

CHATHAM CARLSBAD HS LLC

By:
Name:
Title:

CHATHAM DALLAS HS LLC

By:
Name:
Title:

CHATHAM FARMINGTON HS LLC

By:
Name:
Title:

CHATHAM HOLTSVILLE RI LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

CHATHAM HOUSTON HAS LLC

By:
Name:
Title:

CHATHAM MAITLAND HS LLC

By:
Name:
Title:

CHATHAM NEW ROCHELLE RI LLC

By:
Name:
Title:

CHATHAM WHITE PLAINS RI LLC

By:
Name:
Title:

CHATHAM LEASECO I, LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

CHATHAM HOUSTON HAS LEASECO LLC

By:
Name:
Title:

CHATHAM WHITE PLAINS RI LEASECO LLC

By:
Name:
Title:

CHATHAM NEW ROCHELLE RI LEASECO LLC

By:
Name:
Title:

CHATHAM HOLTSVILLE RI LEASECO LLC

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

EXHIBIT B
TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING CREDIT COMMITMENT INCREASE SUPPLEMENT
REVOLVING CREDIT COMMITMENT INCREASE SUPPLEMENT (this “Supplement”), dated December 11, 2013, to the Amended and Restated Credit Agreement, dated as of November 5, 2012 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), among CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), the Lenders parties thereto, BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”), and others.
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Total Revolving Credit Commitments be increased by $70,000,000 to $175,000,000 pursuant to the Credit Agreement;
WHEREAS, pursuant to the provisions of Section 2.23(c) of the Credit Agreement, the undersigned may increase the amount of its Revolving Credit Commitment in accordance with the terms thereof by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
WHEREAS, the undersigned now desires to increase the amount of its Revolving Credit Commitment under the Credit Agreement;
NOW THEREFORE, the undersigned hereby agrees as follows:
1.    Subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrower, the Administrative Agent, the Issuing Lender, and the Swing Line Lender it shall have its Revolving Credit Commitment increased by $______________, thereby making the amount of its Revolving Credit Commitment $______________.
2.    Terms defined in the Credit Agreement shall have their defined meanings therein when used herein.

Exhibit B

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
[INSERT NAME OF LENDER]

By:
Name:
Title:

Exhibit B

ACCEPTED AND AGREED:

CHATHAM LODGING, L.P., as Borrower

By: Chatham Lodging Trust, its general partner

By:
Name:
Title:

BARCLAYS BANK PLC,
as Administrative Agent, Issuing Lender and Swing Line Lender

By:
Name:
Title: